Exhibit 10.2

CUSTODIAL AGREEMENT

among

Churchill MRA Funding I LLC,
as Purchaser

SACHEM CAPITAL CORP.,
as Seller

and

U.S. BANK NATIONAL ASSOCIATION,

as Custodian

Dated as of July 21, 2021

TABLE OF CONTENTS

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EXHIBITS

EXHIBIT 1 FORM OF MASTER MORTGAGE LOAN TRUST RECEIPT

EXHIBIT 2 [RESERVED]

EXHIBIT 3 AUTHORIZED REPRESENTATIVES OF CUSTODIAN

EXHIBIT 4 AUTHORIZED REPRESENTATIVES OF PURCHASER

EXHIBIT 5 AUTHORIZED REPRESENTATIVES OF SELLER

EXHIBIT 6 [RESERVED]

EXHIBIT 7 FORM OF NOTICE TO CUSTODIAN

EXHIBIT 8 FORM OF CUSTODIAN LOST NOTE AFFIDAVIT

EXHIBIT 9 REVIEW PROCEDURES

EXHIBIT 10 FORM OF BAILEE LETTER

EXHIBIT 11 MORTGAGE LOAN FILE

EXHIBIT 12 FORM OF REQUEST FOR RELEASE

EXHIBIT 13 AUTHORIZED REPRESENTATIVES OF SERVICER

EXHIBIT 14 FORM OF MORTGAGE LOAN SCHEDULE

EXHIBIT 15 FORM OF LIMITED POWER OF ATTORNEY

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THIS CUSTODIAL AGREEMENT, dated as of July 21, 2021 (this “Agreement”), is made by and among Churchill MRA Funding I LLC (“Purchaser”), SACHEM CAPITAL CORP. (“Seller”), and U.S. BANK NATIONAL ASSOCIATION, as custodian (“Custodian”).

W I T N E S S E T H

WHEREAS, Purchaser and Seller are parties to that certain Master Repurchase Agreement and Securities Contract, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), pursuant to which Purchaser has agreed, subject to the terms and conditions of the Repurchase Agreement, that Purchaser may, from time to time enter into one or more Transactions consisting of a purchase by Purchaser from Seller of certain Mortgage Loans and the subsequent repurchase by Seller from Purchaser of such Mortgage Loans;

WHEREAS, Purchaser has requested Custodian to act as custodian on behalf of Purchaser for purposes of holding the Mortgage Loans sold by Seller to Purchaser pursuant to the Repurchase Agreement;

WHEREAS, Custodian is a national banking association, is otherwise authorized to act as Custodian pursuant to this Agreement, and has agreed to act as custodian for Purchaser, all as more particularly set forth herein;

WHEREAS, Seller shall from time to time deliver to Custodian Mortgage Loan Files for the Mortgage Loans that are subject to a Transaction, and has agreed to deliver or cause to be delivered to Custodian certain documents with respect to the Mortgage Loans subject to each Transaction in accordance with the terms and conditions hereof; and

WHEREAS, Purchaser and Seller hereby appoint Custodian to act as custodian of the Mortgage Loan Files for the Mortgage Loans delivered to the Custodian pursuant to this Agreement and in connection with each Transaction under the Repurchase Agreement, and Custodian hereby accepts such appointment.

NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                   Definitions.

Capitalized terms used herein but not otherwise defined shall have the meaning as assigned to such term in the Repurchase Agreement.

“Adjustable Rate Mortgage Loan”: A Mortgage Loan that provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

“Adjustment Date”: With respect to any Adjustable Rate Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

“Agreement”: This Agreement and all amendments and attachments hereto and supplements hereof.

“Anti-Money Laundering Law”: Shall have the meaning set forth in Section 24(h) hereof.

“Assignment of Mortgage”: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

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“Authorized Representative”: Shall have the meaning set forth in Section 27 hereof.

“Bailee”: A third party bailee that is reasonably acceptable to Purchaser.

“Bailee Letter”: A bailee letter substantially in the form of Exhibit 10 attached hereto.

“Business Day”: Any day other than (i) a Saturday or Sunday, (ii) any day that is a legal holiday under the laws of the State of New York or the state in which Custodian’s offices or Custodian’s facilities in which the Mortgage Loan Files are held are located or (iii) any day on which the New York Stock Exchange, the Federal Reserve Bank of New York, Custodian’s offices, or Custodian’s facilities in which the Mortgage Loan Files are held, or banks or savings and loan institutions located in the State of New York are closed or authorized or permitted to close.

“Custodial Delivery Failure”: With respect to a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in the Custodian’s possession pursuant to Section 2, as evidenced by the Master Mortgage Loan Trust Receipt and current Custodian Loan Transmission and Exception Report, (i) the Custodian fails to produce such document or documents within three (3) Business Days after having been required or requested to do so by Seller or Purchaser; provided, that such document or documents are not outstanding pursuant to and in accordance with a Request for Release under this Agreement; or (ii) the Custodian produces such document or documents which are damaged or marked in such a way as to render it or them unmarketable (as determined by the requesting party in its good faith discretion); provided, that such damage or making occurs while such document or documents were in the possession of the Custodian.

“Custodian”: U.S. Bank National Association, or any successor in interest or assigns, or any successor to Custodian under this Agreement as herein provided.

“Custodian Loan Transmission and Exception Report”: With respect to any Mortgage Loan File, (1) the Mortgage Loan Schedule; (2) an inventory report listing each of the documents in the Mortgage Loan File being held by Custodian for the benefit of Purchaser in respect thereof which shall include a list of codes identifying all Exceptions related thereto and whether the exception is considered to be a Fatal Exception or Non-Fatal Exception; and (3) a list of Mortgage Loans released pursuant to this Agreement, which shall include name and address of recipient and the number of days elapsed since the date of shipment.

“Electronic Recording”: A mortgage or a mortgage-related document created, generated, sent, communicated, received, or stored by electronic means (that complies with the requirements of the Electronic Signatures in Global and National Commerce Act or the Uniform Electronic Transactions Act, as applicable) that has been accepted for recording by a participating county land records office which accepts such electronic record of a mortgage or a mortgage-related document as an alternative to recordation of the original paper form of such document.

“Event of Default”: Any event of default under the Repurchase Agreement.

“Exception”: With respect to any Mortgage Loan, any variance from the requirements of Section 4(a) hereof with respect to the Mortgage Loan File.

“Extension”: With respect to any Mortgage Loan, the amendment of the Mortgage Note or other document comprising the related Mortgage Loan File to extend the maturity date of such Mortgage Loan.

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“Fatal Exception”: A discrepancy or absence of required documents of a Mortgage Loan File pursuant to the Review Procedures set forth on Exhibit 9, except for those discrepancies or absences defined as a Non-Fatal Exception.

“Fee Agreement”: Shall have the meaning set forth in Section 12 hereof.

“First Lien”: With respect to each Mortgaged Property, the lien of the mortgage which creates a first lien on the Mortgaged Property.

“Gross Margin”: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount identified in the related Mortgage Loan Schedule and set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine, subject to rounding and any applicable caps, the new Mortgage Interest Rate for such Mortgage Loan.

“Indemnitee”: Shall have the meaning set forth in Section 25(a) hereof.

“Index”: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

“Limited Power of Attorney”: A limited power of attorney in the form attached hereto as Exhibit 15 executed by Seller or Purchaser, as applicable, and delivered to Custodian.

“Master Mortgage Loan Trust Receipt”: The Master Mortgage Loan Trust Receipt evidencing the Mortgage Loans and the related Mortgage Loan File being held by Custodian, in the form attached hereto as Exhibit 1, and delivered to Purchaser by Custodian in accordance with Section 4(b) hereof, which shall incorporate by reference the most recently delivered Custodian Loan Transmission and Exception Report.

“Maximum Mortgage Interest Rate”: With respect to any Adjustable Rate Mortgage Loan, a rate that is identified on the related Mortgage Loan Schedule and set forth in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

“Minimum Mortgage Interest Rate”: With respect to any Adjustable Rate Mortgage Loan, a rate that is identified on the related Mortgage Loan Schedule and set forth in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

“Mortgage”: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a First Lien on the Mortgaged Property described therein.

“Mortgage Interest Rate”: The annual rate (not including default interest) at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note.

“Mortgage Loan”: With respect to each Transaction, any mortgage loan that Custodian has been instructed to hold for Purchaser pursuant to the terms and conditions of this Agreement and which Mortgage Loan includes, without limitation, (i) the documents comprising the Mortgage Loan File and (ii) all right, title and interest of the related Mortgagor in and to the Mortgaged Property covered by such Mortgage.

“Mortgage Loan Documents”: With respect to a Mortgage Loan, the documents comprising the Mortgage Loan File for such Mortgage Loan.

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“Mortgage Loan File”: As to each Mortgage Loan, those documents listed in Exhibit 11 hereto that are required to be delivered to Custodian or which at any time come into the possession of Custodian and are identified as related to a Mortgage Loan.

“Mortgage Loan Schedule”: A schedule of Mortgage Loans in the form attached hereto as Exhibit 14.

“Mortgage Note”: The note or other evidence of the indebtedness of a mortgagor secured by a Mortgage, as the same may be reformed or amended from time to time.

“Mortgaged Property”: The real property securing repayment of the debt evidenced by a Mortgage Note.

“Mortgagor”: The obligor or obligors on a Mortgage Note, including any Person who has assumed or guaranteed the obligations of the obligor thereunder.

“Mortgagor Affidavit”: An affidavit signed by a Mortgagor attesting to, among other things, that such Mortgagor does not intend to use the proceeds of the Mortgage Loan for personal, family, or household purposes.

“Non-Fatal Exception”: Any of an unrecorded mortgage, intervening assignment of mortgage, assignment of leases and rents or assignment of an assignment of leases and rents, for which a copy has been provided for a Mortgage Loan File to satisfy the Review Procedures set forth on Exhibit 9, but which are missing evidence of recording, if Seller provides Custodian and Purchaser evidence that such unrecorded mortgage, intervening assignment of mortgage, assignment of leases and rents or assignment of an assignment of leases and rents, to the extent applicable, were sent out for recording by the relevant party.

“Notice of Default”: Written notice delivered by Purchaser to Custodian and Seller identifying an Event of Default in the form of Exhibit 7 attached hereto.

“Person”: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

“Purchase Date”: With respect to each Mortgage Loan, the date on which Purchaser purchases from Seller such Mortgage Loan.

“Purchase Date Bailee Loan”: A Mortgage Loan as to which the related Mortgage Loan Schedule indicates that such Mortgage Loan is subject to a bailee agreement on the Purchase Date therefor.

“Purchaser”: shall have the meaning set forth in the introductory paragraph hereto.

“Repurchase Agreement”: Shall have the meaning set forth in the first (1st) paragraph of the recitals hereto.

“Repurchase Date”: With respect to each Transaction, the actual date on which a Mortgage Loan is repurchased by Seller from Purchaser pursuant to the Repurchase Agreement.

“Repurchase Price”: The price at which Seller or its designee shall repurchase a Mortgage Loan from Purchaser or its designee upon termination of a Transaction as determined in accordance with the Repurchase Agreement.

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“Request for Release”: A written or electronic notification by Seller or Purchaser to Custodian requesting Custodian to release the Mortgage Loan File (or any portion thereof) related to any Mortgage Loan, substantially in the form attached hereto as Exhibit 12.

“Responsible Officer”: Shall mean, with respect to Custodian, any officer, including any managing director, principal, director, vice president, assistant vice president, associate, assistant treasurer, assistant secretary, trust officer or any other officer of Custodian customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case, having direct responsibility for the administration of this Agreement.

“Review Procedures”: Shall mean the review procedures with respect to Mortgage Loan Files for Mortgage Loans set forth on Exhibit 9.

“Seller”: Shall have the meaning set forth in the introductory paragraph hereto.

“Servicer”: Each of (i) Seller and (b) any other servicer or subservicer reasonably acceptable to Purchaser, together with their permitted successors and assigns, which shall be identified by Purchaser in writing to a Responsible Officer of the Custodian. Any such Servicer shall deliver a list of Authorized Representatives to Custodian in accordance with Section 27 herein.

“Shipped Report”: A report delivered on each Business Day by Custodian to Seller and Purchaser with respect to any Mortgage Loan Files which have been released to Seller or Seller’s Authorized Representative pursuant to Section 9 hereof, setting forth the date such Mortgage Loan Files were released and to whom they were released.

“Transaction”: With respect to, and pursuant to the terms of, the Repurchase Agreement, a transaction in which Seller transfers to Purchaser certain Mortgage Loans against the transfer of funds by Purchaser, with a simultaneous agreement by Purchaser to transfer to Seller such Mortgage Loans at a date certain, against the transfer of funds by Seller.

“Uniform Commercial Code”: The Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Mortgage Loans or the continuation, renewal or enforcement thereof is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“Written Instructions”: Written communications received by Custodian from an Authorized Representative of Purchaser or Seller, including communications received by facsimile, electronic mail, or other telecommunications device capable of transmitting or creating a written record.

Section 2.                   Deposit of Mortgage Loans; Effecting a Transaction; Repurchase Date.

Purchaser hereby appoints Custodian to act as Custodian of the Mortgage Loan Files for the Mortgage Loans delivered to Custodian pursuant to this Agreement and in connection with a Transaction under the Repurchase Agreement, and Custodian hereby accepts such appointment.

(a)                With respect to each Mortgage Loan, no later than 11:00 a.m. (New York time) (with respect to electronic deliveries) and 5:00 p.m. (New York time) (with respect to physical deliveries) two (2) Business Days prior to the related Purchase Date, Seller shall deliver or cause to be delivered to Custodian (i) the related Mortgage Loan File and (ii) the related Mortgage Loan Schedule (in written and electronic format), which Mortgage Loan Schedule shall also indicate the related Purchase Date for such Mortgage Loan; provided, that, if Seller requests Custodian to accept the related Mortgage Loan File within one (1) Business Day of the related Purchase Date, Custodian agrees to reasonably accommodate such request; provided, further, if Seller cannot deliver, or cause to be delivered by such time, (A) any document that is part of a related Mortgage Loan File (other than the Mortgage Note) that is required by its terms to be recorded, due to a delay caused solely by the public recording office where such document or instrument has been delivered for recordation, then Seller shall deliver, or cause to be delivered, to Purchaser or Custodian an electronic copy of the unrecorded document prior to the applicable Purchase Date, and then as soon as available, either the original of such document, or an original or a copy thereof, with official evidence of submission for recording (including stamp-filed copies, if applicable) thereon and (B) any document in the Mortgage Loan File other than a Mortgage Loan Document, due to an unavoidable delay outside the control of Seller, then Seller shall deliver, or cause to be delivered, to Custodian a copy of such document prior to the applicable Purchase Date, and then as soon as available, the original of such document. Notwithstanding anything to the contrary in this Agreement, to the extent that Seller delivers to Custodian a document that (i) does not constitute a part of the Mortgage Loan File for the related Mortgage Loan (including, without limitation, any credit document or any portion of the servicing file in respect of such Mortgage Loan), and (ii) is not otherwise required to be held by Custodian for the benefit of Purchaser under this Agreement, Custodian shall, upon Seller’s request, promptly return such document to Seller at Seller’s expense.

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(b)                On and after the Purchase Date for any Mortgage Loan subject to a Transaction, until such Mortgage Loan is no longer subject to a Transaction, Custodian shall hold the Mortgage Loan and all documents constituting the related Mortgage Loan File which are delivered to Custodian or which at any time come into possession of Custodian, solely in the capacity as custodian for Purchaser, if applicable. Custodian shall hold all such documents for the exclusive use and benefit of Purchaser, and shall make disposition thereof only in accordance with the terms of this Agreement and the written instructions furnished by Purchaser.

(c)                So long as no Event of Default has occurred and is continuing and to the extent written notice has been provided to a Responsible Officer of Custodian, Custodian and Purchaser shall take such steps as they may reasonably be directed from time to time by Seller in writing, which Seller deems necessary and appropriate, to transfer promptly and deliver to Seller any Mortgage Loan File in the possession of Custodian relating to any Mortgage Loan as set forth on the Mortgage Loan Schedule which has been previously purchased by Purchaser under the Repurchase Agreement but which Seller, with the written consent of Purchaser, has notified Custodian has ceased to be subject to the terms of the Repurchase Agreement, or any Mortgage Loan in respect of which Seller has paid the applicable Repurchase Price in full pursuant to the terms of the Repurchase Agreement. If Custodian is furnished written instructions from Purchaser and Seller that a Transaction with respect to the Repurchase Agreement has been terminated, Custodian shall release to such Persons as are designated in such written instructions (which shall be in the form of a Request for Release) the Mortgage Loan Files relating to the Mortgage Loans that are no longer subject to a Transaction under the Repurchase Agreement. Seller shall be obligated to (i) obtain the Mortgage Loan File from Custodian at Seller’s expense on the Repurchase Date, which may include directing the Custodian in writing to deliver the Mortgage Loan File in accordance with Seller’s instructions, or (ii) request in writing that the Mortgage Loan File be held by Custodian pursuant to a different agreement then in place between Seller and Custodian. Custodian shall update its records to reflect the release of the applicable Mortgage Loans and such Mortgage Loans shall be deleted from the related Custodian Loan Transmission and Exception Report delivered no later than the following Business Day.

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Section 3.                   Purchase Date Bailee Loans.

The delivery of a Mortgage Loan Schedule to the Custodian by Seller reflecting that a Mortgage Loan is a Purchase Date Bailee Loan shall be deemed to be a certification by Seller that such Mortgage Loan is a Purchase Date Bailee Loan. With respect to any such Purchase Date Bailee Loan, the Mortgage Loan File shall not be required to be delivered with respect to such Purchase Date Bailee Loan on the date of delivery set forth in Section 2 hereof. Notwithstanding the foregoing, Seller shall deposit or shall cause to be deposited with the Custodian the Mortgage Loan File for each such Purchase Date Bailee Loan as soon as possible and, in any event, within five (5) Business Days following the related Purchase Date therefor. Upon deposit of such documents with the Custodian, the Custodian shall review such documents in accordance with the Review Procedures, shall deliver Master Mortgage Loan Trust Receipt and Custodian Loan Transmission and Exception Report reflecting its review of each such Purchase Date Bailee Loan within ten (10) Business Days following the related Purchase Date. Seller hereby represents and warrants to, and covenants with, Purchaser and Custodian that Seller and any Person acting on behalf of Seller that has possession of any of the documents described in Section 2(a) above for such Purchase Date Bailee Loan prior to the deposit thereof with the Custodian will hold such documents in trust for Purchaser.

Section 4.                   Mortgage Loans.

(a)                Review of Mortgage Loan File. With respect to any Mortgage Loan for which Custodian has received the related Mortgage Loan File no later than 11:00 a.m. (New York time) (with respect to electronic deliveries) and 5:00 p.m. (New York time) (with respect to physical deliveries) two (2) Business Days prior to the related Purchase Date, Custodian shall review the Mortgage Loan File in accordance with the applicable Review Procedures and shall include such Mortgage Loan on the Custodian Loan Transmission and Exception Report that is delivered in accordance with Section 4(b) hereof.

(b)                Delivery of Master Mortgage Loan Trust Receipt and Custodian Loan Transmission and Exception Reports.

1.	Upon receipt of the initial Mortgage Loan Schedule and the related Mortgage Loan Files from Seller pursuant to Section 2 or Section 3, the Custodian shall deliver the Master Mortgage Loan Trust Receipt and Custodian Loan Transmission and Exception Report to Purchaser by 2:30 p.m. on the related Purchase Date.
2.	During the term of this Agreement, by 4:00 p.m. (New York time) on each Business Day, Custodian shall deliver to Purchaser or its designee via electronic mail in accordance with Section 22, with a copy to Seller, a Custodian Loan Transmission and Exception Report for the Mortgage Loans. Each Custodian Loan Transmission and Exception Report shall set forth (a) the Mortgage Loans set forth on the Mortgage Loan Schedule, which Mortgage Loans are being sold by Seller to Purchaser on any applicable Purchase Date, as well as the Mortgage Loans previously sold by Seller to Purchaser and which are held by Custodian hereunder, which Mortgage Loans shall be listed separately from those to be sold on the Purchase Date, and (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered.
3.	Additional documents received for any Mortgage Loan File that was previously reviewed pursuant to the timing in Section 4(a) will be included in such Custodian Loan Transmission and Exception Reports if they are received by Custodian by 12:00 p.m. (New York Time) (with respect to physical deliveries and electronic deliveries) on the Purchase Date. Each Custodian Loan Transmission and Exception Report shall be appended to the Master Mortgage Loan Trust Receipt, as applicable, that has been delivered to Purchaser pursuant to Section 4(b)(1). Each Custodian Loan Transmission and Exception Report subsequently delivered by Custodian to Purchaser shall supersede and cancel the Custodian Loan Transmission and Exception Report previously delivered by Custodian to Purchaser hereunder, and shall replace the Custodian Loan Transmission and Exception Report that is then appended to the Master Mortgage Loan Trust Receipt, as applicable.

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4.	In the event Custodian has not received all documents required to be delivered as originals pursuant to Section 2(a) (excluding the Mortgage Note and the Assignment of Mortgage, originals of which must be delivered at the time required pursuant to Section 2(a)), Seller shall deliver a photocopy of such original documents as certified by Seller to be a true and correct copy of the original and shall use commercially reasonable efforts to obtain and deliver such original document within thirty (30) days after the related Purchase Date (or such longer period after the related Purchase Date to which Purchaser may consent in its sole discretion, so long as Seller is, as certified in writing to Purchaser not less frequently than monthly, using commercially reasonable efforts to obtain the original).
5.	It is understood that Custodian will deliver such Custodian Loan Transmission and Exception Reports to Purchaser on a daily Business Day basis even if Custodian did not receive from Seller any new or trailing Mortgage Loan Files on such Business Day or the previous two (2) Business Days; provided, however, Custodian shall not be required to deliver a Custodian Loan Transmission and Exception Report to Purchaser if Custodian did not receive from Seller any new or trailing Mortgage Loan Files on the previous three (3) Business Days.
6.	The delivery of the Master Mortgage Loan Trust Receipt (as provided in Section 4(b)(1)) and each delivery of the Custodian Loan Transmission and Exception Report that is appended thereto by Custodian to Purchaser shall be deemed to be (x) Custodian’s representation to Purchaser that each Mortgage Loan identified in such Custodian Loan Transmission and Exception Report is being held by Custodian as agent, and for the exclusive use and benefit, of Purchaser pursuant to this Agreement and (y) Custodian’s certification to Purchaser that, except as otherwise noted as an Exception, (a) all of the documents described in Exhibit 11 to this Agreement are in its possession, except to the extent the Mortgage Loan File is released in accordance with the terms of this Agreement; (b) such documents have been reviewed by it and appear regular on their face, comply with the applicable Review Procedures and relate to such Mortgage Loan; and (c) based on its examination of the Mortgage Note, the information set forth in items 1, 2, 3, 5, 9, 10, and if applicable, 11 and 12 of the related Mortgage Loan Schedule accurately reflects the information contained in the related Mortgage Note.

(c)                Limitation of Custodian Liability. Seller shall be responsible for providing each and every document required for each Mortgage Loan File to Custodian in a timely manner and for completing or correcting any missing, incomplete or inconsistent documents, and Custodian shall not be responsible or liable for taking any such action, causing Seller or any other person or entity to do so or notifying any Person (other than Purchaser to the extent specifically required in this Agreement) that any such action has or has not been taken. Custodian makes no representations as to and shall not be responsible to determine or verify (i) the validity, legality, ownership, title, enforceability, sufficiency, due authorization, recordability, filing of recording status or history, or genuineness of any document in any Mortgage Loan File or any of the Mortgage Loans identified on the Custodian Loan Transmission and Exception Report or (ii) the collectability, insurability, effectiveness, priority, perfection or suitability of any such Mortgage Loan. Custodian shall not be required to review the content (except as necessary to certify its presence or absence) of any document described in the preceding paragraph in order to deliver the Custodian Loan Transmission and Exception Report.

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Section 5.                   Obligations of Custodian.

(a)                On and after the Purchase Date until such time as Purchaser has released a Mortgage Loan File in accordance with Sections 9 or 11 herein, with respect to any Mortgage Loan Files delivered to Custodian or which come into the possession of Custodian, except as otherwise provided in this Agreement, Custodian is, until the rights, title and interests of Purchaser have been released pursuant to this Agreement, Custodian for Purchaser pursuant to this Agreement and shall hold all documents received by it for the exclusive use and benefit of Purchaser and shall make disposition thereof only in accordance with this Agreement and the Written Instructions furnished by Purchaser. Custodian shall (x) segregate the Mortgage Loan Files on its automated data system and (y) subject to the terms and conditions set forth herein, and maintain continuous custody of the Mortgage Loan Files, in secure and fire-resistant facilities in accordance with customary standards for such custody and shall reflect in its records the interest of Purchaser in such Mortgage Loan Files. Custodian shall implement and maintain administrative and operative procedures pursuant to which it shall keep and maintain all records and information necessary to permit the regular identification of all Mortgage Loan Files held or released by it hereunder.

(b)                Custodian shall promptly notify Purchaser and Seller if (i) Seller fails to pay any amount due to Custodian under this Agreement; or (ii) a Responsible Officer of Custodian has received written notice that any Mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on the Mortgage Loan Files other than in the ordinary course of business.

(c)                In the event that (i) Purchaser, Seller or Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage Loan File or any document included within a Mortgage Loan File or (ii) a third party shall institute any court proceeding by which any Mortgage Loan File or a document included within a Mortgage Loan File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service, unless prohibited to do so by applicable law shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. Custodian shall, to the extent permitted by law, continue to hold and maintain all the Mortgage Loan Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, Custodian shall dispose of such Mortgage Loan File or any document included within such Mortgage Loan File as directed by Purchaser, which shall give a direction consistent with such determination. Expenses of Custodian incurred as a result of such proceedings shall be borne by Seller.

(d)                Purchaser may require Custodian to complete the endorsements on the Mortgage Notes in blank and to complete the Assignments of Mortgage and the Assignments of Leases and Rents in blank (each at Seller’s expense as set forth in the Fee Agreement), pursuant to a separate Limited Power of Attorney.

(e)                Shipped Report. By no later than 5:00 p.m. (New York time) on each Business Day, Custodian shall deliver a Shipped Report to Seller and Purchaser. Custodian shall monitor each Mortgage Loan on a daily basis in order that all information set forth on the Shipped Report is accurate as of the time such Shipped Report is delivered. Each such Shipped Report shall be delivered by electronic transmission in accordance with Section 22.

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Section 6.                   [Reserved].

Section 7.                   [Reserved].

Section 8.                   Future Defects.

During the term of this Agreement, if Custodian discovers any defect with respect to the Mortgage Loan Files, Custodian shall promptly give written specification of such defect to Seller and Purchaser, within one (1) Business Day of discovery of such defect (in the form of the Custodian Loan Transmission and Exception Report). For purposes of this Section, “defect” shall mean a failure of a document to correspond to the information set forth in the applicable Mortgage Loan Schedule that Custodian is required to review pursuant to Section 4 hereof or the absence of a Mortgage Loan File. Except with respect to Custodian’s obligations to review Mortgage Loan Files as set forth herein, Custodian shall not have an ongoing obligation to undertake a review or otherwise monitor any defects in the Mortgage Loan Files. Seller shall be solely responsible for completing or correcting any missing, incomplete or inconsistent documents, and Custodian shall not be responsible or liable for taking any such action, causing Seller or any other person or entity to do so or notifying any Person that any such action has or has not been taken.

Section 9.                   Release for Servicing.

From time to time until a Notice of Default is delivered to a Responsible Officer of Custodian, and as appropriate for the foreclosure, correction of document deficiencies, servicing or Extension of any of the Mortgage Loans, Custodian is hereby authorized, upon receipt of a Request for Release that has been acknowledged and agreed to by Purchaser, to release or cause to be released to Seller, Seller’s Authorized Representative or the Servicer the related Mortgage Loan File or the documents of the related Mortgage Loan File set forth in such Request for Release for the purpose of correcting or completing such documents or servicing the related Mortgage Loan, and Custodian shall release or cause such release to occur within two (2) Business Days of receipt of such Request for Release. Notwithstanding the foregoing, upon delivery to a Responsible Officer of Custodian of written notice (which may be via electronic transmission) by Purchaser that the number of Mortgage Loans as to which the related documents or Mortgage Loan Files are subject to a Request for Release pursuant to this Section 9 exceed five (5%) percent of the total number of Mortgage Loan Files held by Custodian hereunder on any date of determination, the Custodian shall not comply with any additional Request for Release unless it has been countersigned by Purchaser.

Any Mortgage Loan File or related documents that are delivered to a Person other than Seller or the Servicer shall at all times be covered by or have obtained one or more Bailee Letters, true and complete copies of which shall be delivered to Purchaser (and Seller, if applicable). Seller shall send a copy of any such Request for Release to Purchaser.

Any document released pursuant to a Request for Release under this Section 9 shall be returned to Custodian when the need therefor in connection with such foreclosure or servicing no longer exists (but in any event no later than fifteen (15) Business Days from the date on such Request for Release), unless the Mortgage Loan has been liquidated, in which case, Seller, Seller’s Authorized Representative or the Servicer shall deliver to Custodian an additional Request for Release that has been acknowledged and agreed to by Purchaser certifying such liquidation. Custodian shall notify Purchaser of any failure of any such document to be timely returned by delivery to Purchaser of a Shipped Report.

All Mortgage Loan Files or documents from Mortgage Loan Files released by Custodian to Seller, Seller’s Authorized Representative or the Servicer pursuant to a Request for Release under this Section 9 shall be held by such Person in trust separate and apart from such Person’s own documents and assets and for the exclusive benefit of Purchaser.

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Section 10.               Release to Third Party.

(a)                From time to time Custodian is hereby authorized, upon receipt of a Request for Release from Seller and with the written consent of Purchaser, to release Mortgage Loan Files in the possession of Custodian to a third-party or its agent, as applicable, for the purpose of resale or refinancing thereof against (x) a Request for Release that has beenacknowledged and agreed to by Purchaser, (y) the Bailee Letter executed by the Custodian and acknowledged and agreed to in writing by the third-party purchaser and its agent, and (z) a release in the form attached as Exhibit A to the Bailee Letter executed by Purchaser. Purchaser shall use commercially reasonable efforts to deliver such acknowledgment and release to Seller or Servicer within two (2) Business Days following such request. Purchaser shall have no obligation to consent to any such Request for Release after the occurrence and continuation of an Event of Default. On such Request for Release, Seller shall indicate the Mortgage Loans to be sold, the name and address of the third-party purchaser, the preferred method of delivery, and the date of desired delivery, as set forth on Exhibit 12 attached hereto. If such Mortgage Loan is not sold within fifteen (15) Business Days, or such longer period of time agreed to by Purchaser in writing (which may be via electronic transmission), Seller or Servicer shall return to Custodian each document previously released from the related Mortgage Loan File within three (3) Business Days following such fifteenth (15th) calendar day, or such longer period of time agreed to by Purchaser in writing (which may be via electronic transmission); provided, however, that Custodian shall have no obligation to monitor such time period or return of Mortgage Loan Files.

(b)                Any transmittal of documentation for Mortgage Loans in the possession of Custodian in connection with the sale thereof to a third-party purchaser’s agent or the shipment to a custodian or trustee in connection with the formation of a mortgage pool supporting a mortgage backed security (an “MBS”) will require a Request for Release executed by Seller which must be acknowledged by Purchaser. Promptly upon (x) the remittance by such third-party purchaser of an amount at least equal to the full purchase price of the applicable Mortgage Loans and the remittance by Seller or third-party purchaser of the aggregate Repurchase Price therefor or (y) the issuance of such MBS, Purchaser shall notify Custodian thereof.

(c)                In the event that a third-party purchaser rejects a Mortgage Loan for purchase pursuant to this Section 10 for any reason whatsoever, Custodian shall notify Seller and Purchaser of receipt of the returned Mortgage Loan File or notification from the third-party purchaser. Such notice shall be given by delivery of the Custodian Loan Transmission and Exception Report.

Section 11.               Release for Payment.

Upon the payment in full of any Mortgage Loan and the payment in full to Purchaser of the Repurchase Price related to such Mortgage Loan, upon receipt by Custodian of a Request for Release executed by (i) the Servicer or (ii) Purchaser certifying that such Repurchase Price has been received by Purchaser (provided that Seller shall deliver a copy of such Request for Release to Purchaser and, if such Request for Release is executed by Seller, Purchaser shall sign such Request for Release if it is acceptable to Purchaser prior to the delivery of such Request for Release to Custodian), Custodian shall promptly release the related Mortgage Loan File to the Servicer, Seller or, at Seller’s Written Instructions, Seller’s Authorized Representative. Seller is obligated to (i) obtain the Mortgage Loan File from Custodian at Seller’s expense or (ii) request in writing that the Mortgage Loan File be held by Custodian pursuant to a different agreement then in place between Seller and Custodian. Custodian shall update its records to reflect the release of the applicable Mortgage Loans and such Mortgage Loans shall be deleted from the Custodian Loan Transmission and Exception Report delivered no later than the following Business Day.

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Section 12.               Fees and Expenses of Custodian.

Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between Custodian and Seller (the “Fee Agreement”), the payment of which fees, together with Custodian’s expenses and any indemnification amounts (including legal fees and expenses, including any expenses incurred in the enforcement of Seller’s indemnification obligation) in connection herewith, shall be solely the obligation of Seller except as expressly stated in this Agreement. Seller shall provide a true and correct copy of the Fee Agreement to Purchaser on or prior to the date hereof.

The foregoing obligation to pay Custodian its accrued and unpaid fees and reimburse Custodian for its expenses and indemnification amounts in connection with services provided by Custodian hereunder and the Fee Agreement shall survive any resignation or removal of Custodian or the termination or assignment of this Agreement.

Following the termination of the Repurchase Agreement or Custodian’s receipt of a Notice of Default thereunder, Seller shall remain obligated to pay the fees and expenses of Custodian as set forth in the Fee Agreement that are incurred hereunder on and after the termination of the Repurchase Agreement or Custodian’s receipt of a written Notice of Default; provided, however, if Seller fails to pay any such fees or expenses, Purchaser shall pay those fees and expenses related to any Mortgage Loans that Custodian is holding on behalf of Purchaser hereunder.

Section 13.               Removal of Custodian With Respect to Some or All of the Mortgage Loans.

Either Purchaser or Seller, with the approval of the other, which such approval shall not be unreasonably withheld, conditioned or delayed, may remove and discharge Custodian from the performance of its duties under this Agreement with respect to some or all of the Mortgage Loans, in each case, by forty-five (45) days’ written notice to a Responsible Officer of Custodian; provided, however, that Purchaser may, upon prior written notice to Seller, but without consent of Seller, remove and discharge Custodian if (i) such removal and discharge is for cause or (ii) an Event of Default has occurred under the Repurchase Agreement and Seller has failed to cure such Event of Default in accordance with the Repurchase Agreement. In the event Custodian is removed and discharged from the performance of its duties under this Agreement with respect to all of the Mortgage Loans, Purchaser will have the right to appoint a successor Custodian to act on behalf of Purchaser and to replace Custodian under this Agreement; provided, that, if no Event of Default shall have occurred and be continuing and the removal and discharge of Custodian was not by Purchaser for cause, Seller shall approve such successor Custodian, which approval shall not be unreasonably withheld, and that any appointment of a successor Custodian which is an affiliate of Seller shall be null and void. If no successor Custodian is appointed within ninety (90) days after written notice of Custodian’s removal, Custodian, at the expense of Seller, may petition a court of competent jurisdiction to appoint a successor Custodian, or, Custodian may deliver the Mortgage Loan Files to Purchaser. In the event of any new appointment of a successor Custodian and payment of all outstanding fees and expenses due to Custodian, Custodian shall, upon delivery of a Request for Release, promptly transfer to the successor Custodian or Purchaser, as directed by Purchaser, the applicable Mortgage Loan Documents being administered under this Agreement and Seller shall be responsible for the reasonable fees of the successor Custodian unless otherwise agreed by Seller and Purchaser. All reasonable costs incurred in shipping shall be the responsibility of Seller, and Seller shall pay to Custodian all unpaid reasonable fees and expenses due to Custodian, if any, pursuant to this Agreement. Notwithstanding the foregoing, this Agreement shall remain in full force and effect with respect to any Mortgage Loans for which this Agreement is not terminated hereunder.

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Section 14.               Examination and Copies of Mortgage Loan Files.

Upon the written request of Purchaser or Seller, Purchaser or Seller and their respective agents, accountants, attorneys, auditors and prospective purchasers will be permitted, upon reasonable request and upon not less than five (5) Business Days prior notice, during normal business hours to examine the Mortgage Loan Files and any other documents, records and papers in the possession of or under the control of Custodian relating to any or all of the Mortgage Loans; provided, that, following the delivery of a Notice of Default, Purchaser and its agents, accountants, attorneys and auditors may conduct any such examination on or after the date of delivery of such Notice of Default without regard to the foregoing notice period. Any such inspection and examination shall be subject to the procedures of Custodian.

Upon the written request of Purchaser or Seller, Custodian shall promptly provide Purchaser or Seller with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Mortgage Loans. All of Custodian’s reasonable expenses in connection with such examinations, including provision of copies of any such documents, shall be the obligation of Seller; provided, that, prior to an Event of Default that has occurred and is continuing, the expenses of more than one (1) examination per calendar year initiated by Purchaser shall be paid by Purchaser. After an Event of Default has occurred and is continuing, all such expenses in connection with any such examination shall be paid by Seller. In addition and not in limitation of the foregoing, the examining party shall indemnify and hold Custodian harmless from all claims, costs, expenses (including expenses incurred in the enforcement of this indemnification obligation), losses and damages incurred by Custodian as a result of the loss or misplacement of any Mortgage Loan Files and any other documents and records while in the possession of the examining party.

Section 15.               Insurance of Custodian.

At its own expense, Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect a fidelity bond, errors and omissions insurance and document hazard insurance. All such insurance shall be in amounts, with standard coverage and subject to standard deductibles, as is customary for insurance typically maintained by institutions which act as document custodians. Upon written request to Custodian, Purchaser and Seller shall be entitled to receive evidence (which evidence may be in the form of a certificate of the respective insurer) that such insurance is in full force and effect.

Section 16.               Periodic Statements.

Upon the reasonable request of Purchaser or Seller, Custodian shall promptly (but in no event less than two (2) Business Days) provide to Purchaser or Seller, as the case may be, a list of all the Mortgage Loans for which Custodian holds a Mortgage Loan File.

Section 17.               Governing Law.

This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

Section 18.               No Adverse Interest of Custodian.

By execution of this Agreement, Custodian covenants and warrants to Purchaser that: (i) as of the date that Custodian issues any Master Mortgage Loan Trust Receipt, Custodian does not hold adverse interests, by way of security, or otherwise, in the related Mortgage Loan and (ii) Custodian hereby waives and releases any such interest in such Mortgage Loan which it has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement. The Mortgage Loans shall not be subject to any security interest, lien or right to set-off by Custodian or any third-party claiming through Custodian and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of or otherwise grant any third-party interest in, the Mortgage Loans.

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Section 19.               Custodian Representations.

Custodian hereby represents and warrants to, and covenants with, Seller and Purchaser that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

(a)                Custodian is a national banking association duly organized, validly existing and in good standing under the laws of the United States;

(b)                Custodian has the full power and authority to hold each Mortgage Loan and to execute, deliver and perform, and enter into and consummate all transactions contemplated by, this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms;

(c)                Neither the execution and delivery by Custodian of this Agreement, nor the consummation by Custodian of any of the transactions contemplated hereby, nor the fulfillment by Custodian of the terms hereof, will conflict with, or violate, result in a material breach of or constitute a material default (with or without notice or lapse of time, or both) under (i) any term or provision of the Articles of Association or By-laws of Custodian or any governmental rule applicable to Custodian or (ii) any term or provision of any indenture or other agreement or instrument, to which Custodian is a party or by which Custodian is bound. No governmental action is required by or with respect to Custodian in connection with the execution and delivery of this Agreement by Custodian or the consummation by Custodian of the transactions contemplated hereby;

(d)                There is no action, suit, proceeding or investigation pending or, to the knowledge of a Responsible Officer of Custodian, threatened, against Custodian, which seeks to prevent the consummation of the transaction contemplated hereby or which, either in any one instance or in the aggregate, if determined adversely to Custodian would adversely affect the execution, delivery or enforceability of this Agreement, the ability of Custodian to perform its obligations hereunder, or have a material adverse effect on the financial condition of Custodian; and

(e)                Custodian is not controlled by, under common control with or otherwise affiliated with or related to Seller or Purchaser, and Custodian covenants and agrees with Purchaser and Seller that after any such affiliation occurs, it shall notify either the Purchaser or the Seller, as applicable.

Section 20.               Termination by Custodian.

Custodian may terminate its obligations hereunder upon ninety (90) days’ prior written notice to Purchaser and Seller. Such resignation shall take effect upon (i) the appointment of a successor Custodian acceptable to Purchaser; provided, however, that if no Default or Event of Default has occurred and is continuing, any such successor Custodian shall also be subject to the reasonable approval of Seller; and (ii) delivery of all Mortgage Loan Files to the successor Custodian. If no successor Custodian is appointed within such ninety (90) day period, Custodian at the expense of Seller may petition a court of competent jurisdiction to appoint a successor Custodian or deliver the Mortgage Loan Files to Purchaser.

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Upon such termination and appointment of a successor Custodian and surrender of all outstanding Master Mortgage Loan Trust Receipts and the payment of all unpaid fees and expenses due to Custodian with respect to this Agreement pursuant to Section 12 herein, Custodian shall promptly transfer to the successor Custodian, as directed in writing by Purchaser, all Mortgage Loan Files being administered under this Agreement. All reasonable costs incurred in shipping shall be the responsibility of Seller; provided, however, in the event that Custodian has terminated this Agreement for cause, Seller shall be responsible for any costs incurred in connection with such termination.

Section 21.               Transfer of Mortgage Loans Upon Termination of a Transaction.

If a Responsible Officer of Custodian is furnished with written notice in the form of Exhibit 7 attached hereto (i) from Purchaser and Seller that a Transaction with respect to the Repurchase Agreement has been terminated or (ii) from Purchaser that an Event of Default under the Repurchase Agreement has occurred as to any or all of the Mortgage Loans, Custodian shall release (pursuant to a Request for Release) to such Persons as are designated in such notice the Mortgage Loan Files relating to the Mortgage Loans that are no longer subject to the Transaction. Custodian shall update its records to reflect the release of the applicable Mortgage Loans and such Mortgage Loans shall be deleted from the related Custodian Loan Transmission and Exception Report delivered no later than the second following Business Day.

Following receipt of a Notice of Default that has not been revoked by Purchaser, (i) Custodian shall not release, or incur any liability to Seller or any other Person for refusing to release, any item relating to a Mortgage Loan to Seller or any other Person without the express prior written consent and at the direction of Purchaser and (ii) Custodian is expressly authorized to follow any written direction (in the form of a Request for Release) of Purchaser to release and deliver to any Person, in accordance with such direction any Mortgage Loan File or other item relating to a Mortgage Loan.

Section 22.               Notices.

Any and all notices, statements, demands or other communications hereunder may be given by a party (or such party’s counsel, with the identity of such clearly delineated) to the other party by mail, electronic mail, messenger or otherwise (including other telecommunication or electronic device capable of transmitting or creating a written record directly to the office of the recipient) to the address listed below, or such other address as may be specified in a notice of change of address hereafter received by the other:

Seller:	Sachem Capital Corp. 698 Main Street Branford, CT 06405 Attention: : John L. Villano Email: jlv@sachemcapitalcorp.com
Purchaser:

Churchill MRA Funding I LLC

7 Mercer St., Floor 2

New York, NY 10013

Attention: Derrick Land

Email: dl@churchillre.com

With a copy to:

Churchill MRA Funding I LLC

7 Mercer St., Floor 2

New York, NY 10013

Attention: Portfolio Management

Email: portfoliomanagement@churchillre.com

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Custodian:	U.S. Bank National Association 4527 Metropolitan Court, Suite C Frederick, MD 21704 Attention: Maureen Bodine Telephone: 301-874-4528 Email: maureen.bodine@usbank.com

Any such notice, demand or request shall be deemed to have been received on the date delivered to the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of facsimile or other telecommunication device, the date noted on the confirmation of such transmission).

Section 23.               Successors and Assigns.

This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Neither Seller nor Custodian shall assign its respective rights or obligations hereunder or any interest herein without the prior written consent of the other parties to this Agreement.

Solely to the extent permitted under the Repurchase Agreement, upon receipt of written notice to Custodian of any assignment in the form of a Request for Release, Custodian shall promptly deliver the related Mortgage Loan Files to any assignee designated by Purchaser, as specified in the Request for Release.

Section 24.               Concerning Custodian.

The acceptance by Custodian of its appointment hereunder is expressly subject to the following terms, which shall govern and apply to each of the terms and provisions of this Agreement (whether or not so stated therein).

(a)                Custodian shall not have any duties, obligations or responsibilities under this Agreement or with respect to the Mortgage Loan Files or any other related documents except those specifically set forth herein. Custodian shall not have any responsibility or duty with respect to any Mortgage Loan Files or any other related documents, records or papers while not in its possession. No implied duties, obligations or responsibilities shall be read into this Agreement against, or on the part of, Custodian. Any permissive right of Custodian to take any action hereunder shall not be construed as a duty. If Custodian requests instructions from Purchaser with respect to any act, action or failure to act in connection with this Agreement, Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until Custodian shall have received written instructions from Purchaser without incurring any liability therefor to Purchaser, Seller or any other Person.

(b)                Custodian (i) may rely on and shall be protected in acting upon any certificate, instrument, opinion, notice, letter, telegram, facsimile or other document delivered to it and in good faith believed it to be genuine and to have been signed by the proper party or parties and upon the written instructions of Purchaser or Seller, as the case may be, and such employees and representatives of Purchaser or Seller, as applicable, reasonably believed by Custodian in good faith to be duly authorized and delivered pursuant to the terms and provisions of this Agreement, not only as to its due execution and validity, but also as to the truth and accuracy of any information therein contained, and (ii) shall not be liable with respect to any action taken or omitted to be taken in accordance with such written instructions, direction, acknowledgement, consent or any other communication from Purchaser or Seller, as applicable. Notwithstanding anything to the contrary contained herein, in the event of any inconsistencies between any written instructions delivered by Purchaser and any written instructions delivered by any other party, Purchaser’s written instructions shall control.

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(c)                Custodian shall not be liable with respect to any action taken, suffered or not taken by it in good faith, or in accordance with any written direction or written instruction received by it in accordance with this Agreement, in the performance of its obligations under this Agreement except for its own negligence or lack of good faith or willful misconduct. No representation, warranty, covenant, agreement, obligation or duty of Custodian shall be implied with respect to this Agreement or Custodian’s services hereunder. In no event shall Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(d)                Custodian shall be under no duty or obligation to inspect, review or examine the Mortgage Loan Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

(e)                No provision of this Agreement shall require Custodian to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise expressly required to be incurred by the terms of this Agreement) in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it is not reasonably assured to it. Without limiting the generality of the foregoing, Custodian shall not be required to follow any direction of Purchaser with respect to actions to be taken after the occurrence of a Default or Event of Default if Custodian reasonably believes that such directions would cause it to incur any liability, loss, cost or expense (including legal fees and expenses), other than costs or expenses that are incurred in the ordinary course of Custodian’s performance of its obligations hereunder; provided, that Custodian shall follow such direction and take action in connection therewith as long as Purchaser agrees to fully indemnify, defend and hold Custodian and its respective directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including expenses incurred in the enforcement of Purchaser’s indemnification obligation) or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees, unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were caused by negligence, lack of good faith or willful misconduct on the part of Custodian or any of its respective directors, officers, agents or employees.

(f)                 Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Mortgage Loans or Mortgage Loan Files and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid.

(g)                Custodian shall have no liability to any third party in the event that (i) Custodian Loan Transmission and Exception Report has been superseded, canceled or replaced, or (ii) any of the Mortgage Loan Files with respect to the Mortgage Loans set forth on such Custodian Loan Transmission and Exception Report have been released from Custodian’s possession as provided in this Agreement.

(h)                In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Anti-Money Laundering Law”), Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Custodian. Accordingly, each of the parties agrees to provide to Custodian upon its written request from time to time such identifying information and documentation as may be available for such party in order to enable Custodian to comply with Anti-Money Laundering Laws.

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(i)                 [Reserved].

(j)                 It is understood that Custodian is authorized to supply any information regarding the Mortgage Loan File which is required by any law or governmental regulation now or hereafter in effect, including, but not limited to, valid discovery requests.

(k)                Custodian shall not be responsible for (i) any forgery or fraudulent impersonations perpetrated by any Person (other than Custodian), or (ii) preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for Custodian’s compensation or for reimbursement of expenses. Custodian shall not have notice of, and shall not be bound by, any of the terms and conditions of any other document executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement, unless Custodian is a signatory party to that document. Custodian shall be under no obligation to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue such document; it shall have no duty to ascertain whether or not any cash amount or payment has been received by Purchaser, Seller or any third person; it shall not be required to perform any cash movement functions in relation to this Agreement; and it shall not be required to value or produce a report detailing the value of the Mortgage Loan Files or the related Mortgage Loans.

(l)                 Custodian shall not be responsible for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, events, circumstances or forces beyond its control, including, without limitation, nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, loss or malfunctions of utilities, communications or computer (software and hardware) services, fires, floods, earthquakes or other natural disasters, civil or military disturbance, acts of war or terrorism, riots, revolution, acts of God, pandemics or epidemics or other similar events, government-mandated closures, work stoppages, strikes, accidents, national disasters of any kind, nuclear or natural catastrophes, or other similar events or acts; or changes in applicable law, regulation or orders (each a “Force Majeure Event”). Custodian agrees that it will use commercially reasonable efforts to mitigate the effects of the Force Majeure Event and to resume performance pursuant to this Agreement as promptly and practicable under the circumstances and will make reasonable efforts to prevent performance delays or disruptions in the event of such Force Majeure Event. Custodian further agrees that it shall give notice (including a reasonable description of such Force Majeure Event) to Purchaser and Seller as soon as reasonably practicable after acquiring notice or actual knowledge of such Force Majeure Event.

(m)              In no event shall Custodian be liable to any Person for any error of judgment made in good faith by any of its directors, officers or employees (including any Responsible Officer), or for any act done or step taken or omitted to be taken by it (or any of its directors, officers of employees (including any Responsible Officer)), or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, unless such action constitutes negligence, willful misconduct or bad faith of the Custodian or any of its Responsible Officers. Anything in this Agreement to the contrary notwithstanding, in no event shall Custodian (or any of its directors, officers or employees (including any Responsible Officer)) be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits or diminution in value) even if advised of the likelihood thereof.

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(n)                Custodian may consult with and obtain advice from any nationally recognized legal counsel selected in good faith and any advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of such counsel. The reasonable advice or opinion of such counsel shall be reimbursed as an expense pursuant to Section 12 of this Agreement.

(o)                Prior to any shipment of any Mortgage Loan File, or other document hereunder, the requesting party shall deliver to Custodian written instructions as to the method of shipment and shipper(s) that Custodian is to utilize in connection with the transmission of Mortgage Loan Files or other documents in the performance of Custodian’s duties hereunder. Seller shall arrange for the provision of such services at its sole cost and expense (or, at Custodian’s option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with such written instructions) and will maintain such insurance against loss or damage to the Mortgage Loan Files or other documents as Seller deems appropriate in Seller’s sole and absolute discretion. It is expressly agreed that in no event shall Custodian have any liability for any losses or damages to any Person, including without limitation, Seller, arising out of actions of Custodian consistent with the instructions of Seller. In the event Custodian does not receive such written instructions, Custodian shall be authorized and shall be indemnified as provided herein to utilize a nationally recognized courier service.

(p)                The Custodian may act or exercise its duties or powers hereunder through agents or attorneys; provided, that the Custodian shall be responsible for the performance of all such duties and powers hereunder as if the Custodian were performing such duties or powers itself. Notwithstanding the foregoing, the Custodian may perform ministerial duties hereunder through agents or attorneys, and Custodian shall not be liable or responsible for the actions or omissions of any such agent or attorney appointed with reasonable due care.

(q)                Custodian shall not be required to take notice or be deemed to have notice or knowledge of any default, Event of Default, fact, claim or demand with respect hereto unless a Responsible Officer of Custodian shall have received written notice or obtained actual knowledge thereof. In the absence of receipt of such notice or actual knowledge of any default or Event of Default, Custodian may conclusively assume that there is no default or Event of Default.

(r)                 Nothing in this Agreement shall be deemed to impose on Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage Loan File is or may be held by Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have an adverse effect on Custodian or its property or business or on the ability of Custodian to perform its duties hereunder.

(s)                 Custodian shall at all times comply with applicable law. Custodian shall at all times maintain accurate and complete records in connection with the performance of its obligations under this Agreement.

The provisions of this Section 24 shall survive the resignation or removal of Custodian and the termination of this Agreement.

Section 25.               Indemnification.

(a)       Seller agrees to fully indemnify, defend and hold Custodian and its directors, officers, agents and employees (each, an “Indemnitee”) harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including any claim or legal action commenced by Custodian to enforce the indemnification obligations set forth in this Section 25), including reasonable attorneys’ fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder (other than any Indemnitee’s anticipated, regular, and ordinary overhead costs, including salary and benefits of its employees, incurred in the performance of its obligations under this Agreement), unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against Custodian was caused by negligence, lack of good faith or willful misconduct on the part of Custodian or any of its directors, officers, agents or employees or resulted from a Custodial Delivery Failure. The provisions of this Section 25 shall survive the resignation or removal of Custodian and the termination of this Agreement.

19

(b)       Purchaser shall indemnify and hold each Indemnitee harmless for any and all claims asserted against it for any actions taken in good faith by such Indemnitee in connection with any written direction received by Custodian from Purchaser only to the extent such Indemnitee is not indemnified by Seller for the same claim pursuant to Section 25(a) unless such claims were imposed on, incurred by or asserted against such Indemnitee were caused by negligence, lack of good faith or willful misconduct on the part of such Indemnitee.

(c)       Without limiting the rights and remedies of the parties hereto at law or in contract, Custodian agrees to indemnify and hold Purchaser and Seller, as applicable, and their respective affiliates, directors, officers, managers, employees or agents harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees, court costs and costs of appeal that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure. With respect to any Custodial Delivery Failure, the Custodian shall promptly deliver to Purchaser or Seller upon request, a Custodian Lost Note Affidavit in the form of Exhibit 8 hereto. The foregoing indemnification shall survive any termination or assignment of this Agreement and the resignation or removal of the Custodian hereunder.

Section 26.               [Reserved].

Section 27.               Authorized Representatives.

Each individual designated as an authorized representative of Custodian, Purchaser, Seller and Servicer (each, an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of Custodian, Purchaser, Seller and Servicer, respectively, and the specimen signature for each such Authorized Representative of Custodian, Purchaser, Seller and Servicer initially authorized hereunder is set forth on Exhibits 3, 4, 5, and 13 respectively. From time to time, Custodian, Purchaser and Seller may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section 27, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit. Seller shall deliver or cause to be delivered to Custodian an Authorized Representatives exhibit for Servicer and subservicer designated by Seller in connection with this Agreement; provided that Custodian shall not recognize any request from Servicer or subservicer unless and until Servicer has given Custodian written notice identifying Servicer or subservicer and such Authorized Representatives exhibit is received by Custodian. Custodian shall be entitled to rely conclusively upon (i) written notice from Seller identifying Servicer or subservicer authorized to give instructions under this Agreement until receipt of written notice from Seller revoking such authority and (ii) the most recent Authorized Representatives exhibit delivered to it by a servicer or subservicer of Seller until receipt of a superseding exhibit. If Custodian shall at any time receive conflicting instructions from Seller and Servicer or subservicer of Seller, Custodian shall be entitled to rely on the instructions of Seller.

20

Section 28.               Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed (ii) documents received by any party at closing, and (iii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 29.               Merger or Consolidation of Custodian.

Any Person into which Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Custodian shall be a party, or any Person succeeding to the business of Custodian shall be the successor of Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 30.               Amendments.

No amendment or waiver of any provision of this Agreement or consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Custodian shall not be required to execute any amendment which adversely affects its rights, duties, indemnities or immunities, hereunder.

Section 31.               Entire Agreement; Severability; Conflicts.

This Agreement, together with the exhibits hereto, and as between Seller, Purchaser, and Custodian, (together with the Fee Agreement with respect to Seller and Custodian), constitute the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersede any prior agreement and understandings with respect to those matters and transactions. Seller, Purchaser and Custodian hereby acknowledge and agree that the Fee Agreement is an agreement solely between Seller and Custodian and nothing contained in the Fee Agreement shall be binding upon Purchaser. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. As between Seller and Purchaser, to the extent this Agreement conflicts with the Repurchase Agreement, the Repurchase Agreement shall control.

Section 32.               Cumulative Rights.

The rights, powers and remedies of Custodian, Purchaser and Seller under this Agreement shall be in addition to all rights, powers and remedies given to Custodian, Purchaser and Seller by virtue of any statute or rule of law or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Purchaser’s right, title and interest in the Mortgage Loans purchased from Seller by Purchaser in accordance with the Repurchase Agreement.

21

Section 33.               Execution in Counterparts.

This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature, (ii) a scanned or photocopied manual signature or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code in effect in any applicable jurisdiction (collectively, the “Signature Law”), in each case to the extent applicable. Each scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any scanned, or photocopied manual signature, or other electronic signature, of any other party (whether such signature is with respect to this Agreement or any notice, officer’s certificate or other ancillary document delivered pursuant to or in connection with this Agreement) and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

Section 34.               Reliance on Notice from Purchaser.

For all purposes of this Agreement, Custodian may rely conclusively on any written notice from Purchaser as to the existence of a default or Event of Default under the Repurchase Agreement and shall not be deemed to have knowledge thereof in the absence of such written notice. In the event of any question or dispute as to the terms and conditions of the Repurchase Agreement, Custodian may rely conclusively on any written determination or direction furnished to it by Purchaser.

Section 35.               Effective Waiver.

In no instance shall any delay or failure to act be deemed to be or effective as a waiver by any party of any right, power or term hereunder, unless and except to the extent such waiver is set forth in an expressly written instrument signed by the party against whom it is to be charged.

Section 36.               Other Business.

Nothing herein shall prevent Custodian or any of its affiliates from engaging in other business, or from entering into any other transaction or financial or other relationship with, or receiving fees from or from rendering services of any kind to Seller or Purchaser; provided, that any other such transaction does not put Custodian in a conflict of interest given its obligations hereunder. Nothing contained in this Agreement shall constitute Seller, Purchaser and/or Custodian (and/or any other Person) as members of any partnership, joint venture, association, syndicate, unincorporated business or similar assignment as a result of or by virtue of the engagement or relationship established by this Agreement.

Section 37.               Actions Necessary to Preserve Rights under Mortgage Loan Documents.

Notwithstanding the delivery of Mortgage Loan Files to Custodian, Seller and Purchaser each acknowledge that Custodian shall have no obligation to (i) collect or enforce any Mortgage Note or other Mortgage Loan Document, (ii) take action to preserve or maintain the obligations of any party obligated under any Mortgage Note or other Mortgage Loan Documents, (iii) take action to protect preserve or safeguard the rights of any party hereto against any Person under the Mortgage Loan Documents, or (iv) take action to obtain, preserve, safeguard, continue, perpetuate or enforce rights against any collateral which may secure repayment of any Mortgage Note. Each of Seller and Purchaser hereby expressly releases Custodian from the obligation to take any such action.

22

Section 38.               SUBMISSION TO JURISDICTION; WAIVERS. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a)	SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)	CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)	AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 22 HEREIN OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING;

(d)	AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

(e)	WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 39.               Miscellaneous.

Each of the parties hereto hereby acknowledges receipt of the following notice:

“IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT”

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity, Custodian will ask for documentation to verify its formation and existence as a legal entity. Custodian may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.”

(signature pages follow)

23

IN WITNESS WHEREOF, Purchaser, Seller and Custodian have caused their names to be duly signed to this Agreement by their respective officers thereunto duly authorized, all as of the date first above written.

Churchill MRA Funding I LLC, as Purchaser

By:
Name:
Title:

[Additional Signature Pages Follow]

24

SACHEM CAPITAL CORP., as Seller

By:
Name:	John L. Villano
Title:	Chief Executive Officer

[Additional Signature Page Follows]

25

U.S. BANK NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:

26

EXHIBIT 1

FORM OF MASTER MORTGAGE LOAN TRUST RECEIPT

Churchill MRA Funding I LLC

7 Mercer St., Floor 2

New York, NY 10013

Attention: Derrick Land

Email: dl@churchillre.com and portfoliomanagement@churchillre.com

Re:	Re: Custodial Agreement, dated as of July 21, 2021 (as amended, supplemented or otherwise modified and in effect from time to time, the “Custodial Agreement”), among Churchill MRA Funding I LLC (“Purchaser”), Sachem Capital Corp. (“Seller”) and U.S. Bank National Association, as custodian (“Custodian”)

Ladies and Gentlemen:

In accordance with the provisions of Section 4 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan identified in the most recently delivered Custodian Loan Transmission and Exception Report (other than any Mortgage Loan paid in full) it has received the related Mortgage Loan Files and has reviewed such Mortgage Loan Files in accordance with the Review Procedures and has determined that, except as noted in such Custodian Loan Transmission and Exception Report (a) all of the documents on Exhibit 11 to the Custodial Agreement, to the extent delivered to Custodian, are in its possession, except to the extent the Mortgage Loan File is released in accordance with the terms of the Custodial Agreement; (b) such documents have been reviewed by it and appear regular on their face, comply with the applicable Review Procedures and relate to such Mortgage Loan; (c) based on its examination of the Mortgage Note, the information set forth in items 1, 2, 3, 5, 9, 10, and if applicable, 11 and 12 of the related Mortgage Loan Schedule accurately reflects the information contained in the documents in the Mortgage Note; (d) each Mortgage Note in its possession has been endorsed as provided in the “Review Procedures”; and (e) each Assignment of Mortgage, if any, has been executed as provided in the “Review Procedures.” Custodian makes no representations as to and shall not be responsible to determine or verify (i) the validity, legality, ownership, title, enforceability, sufficiency, due authorization, recordability, filing of recording status or history, or genuineness of any document in any Mortgage Loan File or any of the Mortgage Loans identified on Custodian Loan Transmission and Exception Report or (ii) the collectability, insurability, effectiveness, priority, perfection or suitability of any such Mortgage Loan. Custodian shall not be required to review the content (except as necessary to certify its presence or absence) of any document described above in order to deliver any Custodian Loan Transmission and Exception Report. Purchaser may request Custodian to provide it with a copy of the current Custodian Loan Transmission and Exception Report with respect to this Master Mortgage Loan Trust Receipt.

This Master Mortgage Loan Trust Receipt shall supersede, cancel and replace each Master Mortgage Loan Trust Receipt previously issued by Custodian. Each Master Mortgage Loan Trust Receipt, Custodian Loan Transmission and Exception Report issued by Custodian after the delivery of this Master Mortgage Loan Trust Receipt, Custodian Loan Transmission and Exception Report (a) shall supersede and cancel this Master Mortgage Loan Trust Receipt and (b) shall control and be binding upon the parties hereto. The number of Mortgage Loans that are being held for Purchaser under the Custodial Agreement and the aggregate principal amount of such Mortgage Loans are subject to change.

On each Business Day, Custodian is required under the Custodial Agreement to prepare and deliver to Purchaser a new Custodian Loan Transmission and Exception Report relating to all Mortgage Loans then held by Custodian under the Custodial Agreement. Each Custodian Loan Transmission and Exception Report so delivered by Custodian to Purchaser shall supersede, cancel and replace any Custodian Loan Transmission and Exception Report previously delivered by Custodian to Purchaser under the Custodial Agreement, and each such Custodian Loan Transmission and Exception Report is hereby incorporated herein by reference until superseded, cancelled and replaced by a subsequently delivered Custodian Loan Transmission and Exception Report.

Ex. 2 - 1

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the above-referenced Custodial Agreement.

Upon Custodian’s delivery of a Custodian Loan Transmission and Exception Report which identifies a Mortgage Loan previously subject to this Master Mortgage Loan Trust Receipt as a Mortgage Loan, such Mortgage Loan shall cease to be subject to this Master Mortgage Loan Trust Receipt.

THIS MASTER MORTGAGE LOAN TRUST RECEIPT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).

U.S. BANK NATIONAL ASSOCIATION, Custodian

By:
Name:
Title:

Ex. 2 - 2

EXHIBIT 2

[RESERVED]

Ex. 2 - 1

EXHIBIT 3

AUTHORIZED REPRESENTATIVES OF CUSTODIAN

Name	Title	Authorized Signature
John L. Villano	Chief Executive Officer	_______________________________________
Peter Giannotti	Counsel	_______________________________________
Nicholas M. Marcello	Director of Finance	_______________________________________
_______________________________________

Ex. 3 - 1

EXHIBIT 4

AUTHORIZED REPRESENTATIVES OF PURCHASER

Name	Title	Authorized Signature
___________________	___________________	___________________
___________________	___________________	___________________
___________________	___________________	___________________
___________________	___________________	___________________
___________________	___________________	___________________
___________________	___________________	___________________
___________________	___________________	___________________
___________________	___________________	___________________
___________________	___________________	___________________

Ex. 4 - 1

EXHIBIT 5

AUTHORIZED REPRESENTATIVES OF SELLER

Name	Title	Authorized Signature
___________________
___________________
___________________
___________________

Ex. 5 - 1

EXHIBIT 6

[RESERVED]

Ex. 6 - 1

EXHIBIT 7

FORM OF NOTICE TO CUSTODIAN

To:	U.S. Bank National Association

4527 Metropolitan Court, Suite C

Frederick, Maryland 21704

Attention: Maureen Bodine

Telephone: 301-874-4528

Email: maureen.bodine@usbank.com

From:

Date:

Re:	Re: Custodial Agreement, dated as of July 21, 2021 (as amended, supplemented or otherwise modified and in effect from time to time, the “Custodial Agreement”), among Churchill MRA Funding I LLC (“Purchaser”), Sachem Capital Corp. (“Seller”) and U.S. Bank National Association, as custodian (“Custodian”)

You are hereby notified that as of [DATE] [the undersigned has transferred its right, title and interest in and to the Mortgage Loans identified in the schedule attached hereto to [transferee’s name and address] and the undersigned hereby releases all right, title and interest in and to such Mortgage Loans.][__________ Transaction under the Repurchase Agreement has been terminated by ______. The Mortgage Loans with respect to such Transaction are identified in the schedule attached hereto][the undersigned has declared an Event of Default under the Repurchase Agreement.]

[●],

Transferor

By:______________________

Name: ___________________

Title: ____________________

Ex. 7 - 1

EXHIBIT 8

FORM OF CUSTODIAN LOST NOTE AFFIDAVIT

(STATE OF ):

: ss:

(COUNTY OF ):

I, _______________ (hereinafter called “Deponent”), as _______________ (title) of U.S. Bank National Association, as Custodian (the “Custodian”), am authorized to make this Custodian Lost Note Affidavit on behalf of the Custodian. In connection with the administration of the mortgage loans held by the Custodian on behalf of Churchill MRA Funding I LLC (“Purchaser”) related to that certain Custodial Agreement, dated as of July 21, 2021 (as amended, supplemented or otherwise modified and in effect from time to time, the “Custodial Agreement”), among Purchaser, Sachem Capital Corp. (“Seller”) and Custodian and being duly sworn, deposes and says that:

1.       Custodian’s address is: ______________________________.

2.       Custodian previously delivered to Purchaser a Custodian Loan Transmission and Exception Report with respect to the mortgage note made by _______________ in favor of ____________, dated _____________, in the principal amount of $_________________ (the “Mortgage Note”) which did not indicate such Mortgage Note was missing.

3.       The original of the Mortgage Note (hereinafter called the “Original”) appears to have been lost, mislaid or misfiled by Custodian and is not outstanding pursuant to a Request for Release.

4.        Custodian was Custodian of the Original at the time of loss.

5.       That the records of Custodian do not show that such Mortgage Note was ever released, paid off, satisfied, assigned, transferred, pledged or hypothecated.

6.       Deponent has made or has caused to be made a diligent search for the Original and has been unable to find or recover same.

7.       Deponent is aware that any party to which the above mentioned mortgage loan is to be assigned, relies upon the statements made herein as to such Mortgage Note having been lost, mislaid or misfiled and never having been released, paid off, satisfied, assigned, transferred, pledged or hypothecated.

8.       Deponent agrees that in the event that Custodian should ever locate said Mortgage Note, Custodian agrees to immediately without consideration provide said Mortgage Note to Purchaser.

9.       The Custodian agrees to indemnify Purchaser and Seller as set forth in Section 25(c) of the Custodial Agreement.

Ex. 8 - 1

U.S. BANK NATIONAL ASSOCIATION, Custodian

By:
Name:
Title:

STATE OF _____________ )

:ss

COUNTY OF ___________ )

On this ____ day of ________, 20__, before me, a Notary Public, personally came and appeared ______________________ to me known and known to me to be the _______________________ of __________________, an corporation organized and existing under the laws of the State/Country of ____________ and who duly acknowledged to me that he/she executed the foregoing document and is duly entitled to sign the foregoing document on behalf of said corporation.

Witness my hand and official seal, this the ____ day of _______________, 20_____.

_______________________________________

NOTARY PUBLIC

My Commission Expires:

_____________________

Ex. 8 - 2

EXHIBIT 9

REVIEW PROCEDURES

This Exhibit sets forth Custodian’s review procedures for each item listed below delivered by Seller pursuant to the Custodial Agreement (the “Agreement”) to which this Exhibit is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

In the case of Mortgage Loans:

1.       The Mortgage Note and the Mortgage each appears to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Mortgagor or grantor, or in the case of copies of the Mortgage permitted under item (iii) of Exhibit 11 of the Agreement, that such copies bear a reproduction of such signature. If the Mortgage indicates a rider(s) or amendment, the rider(s) or amendment are present in the Mortgage Loan File.

2.       The amount of the Mortgage Note is the same as the amount specified on the related Mortgage.

3.       The original mortgagee is the same as the payee on the Mortgage Note.

4.       The Mortgage contains a legal description other than address, city and state, however, Custodian shall have no responsibility with respect to the accuracy of such legal description.

5.       The notary section (acknowledgment) is present and attached to the related Mortgage and is signed.

6.       Neither the original Mortgage Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage, if any, contain any alterations which appear irregular on their face.

7.       The Mortgage Note is endorsed in blank by Seller.

8.       Each original Assignment of Mortgage and any intervening assignment of mortgage, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors, as applicable, or in the case of copies permitted under the Agreement, that such copies appear to bear a reproduction of such signature or signatures and such copies have been certified by an officer as true, complete and correct copies of any originals, and the intervening assignments of mortgage evidence a complete chain of assignment and transfer of the related Mortgage from the originating Person to Seller.

9.       The date of each intervening Assignment of Mortgage is on or after the date of the related Mortgage and/or immediately preceding Assignment of Mortgage, as the case may be.

10.       The notary section (acknowledgment) is present and attached to each intervening Assignment of Mortgage and is signed.

11.       Each original Assignment of Mortgage and any intervening Assignment of Mortgage accurately describes the related Mortgage and contains the street address, county, block, lot and legal description, if available, contained in the related Mortgage.

Ex. 9 - 1

12.       Based upon a review of the Mortgage Note, the Mortgage Loan number, to the extent the same was previously provided to the Custodian, and the Mortgagor’s name, as set forth in the Mortgage Loan Schedule delivered by Seller to Custodian are correct.

13.       The Mortgage Loan File contains the original policy or a reproduction of the original policy of title insurance (or a commitment for title insurance) with respect to each related Mortgaged Property then subject to the related Mortgage, with reference thereon to the parcel number, address, or other identifying information linking the policy of the related Mortgaged Property.

14.       If the Mortgage and/or Mortgage Note is signed by an attorney-in-fact, confirm that the related power of attorney, if any, is in the Mortgage Loan File and that such power of attorney was executed on or prior to the date the related mortgage documents were executed and that such power of attorney is notarized.

Any statement clarified by “if any” or “if applicable” shall only refer to whether or not such item is present in the Mortgage Loan File when delivered to Custodian.  Custodian shall have no duty or obligation to determine if such item should have been included. In the event that any item is to be identified to Custodian on the Mortgage Loan Schedule, if the Mortgage Loan Schedule does not list such item, Custodian may conclusively assume that no such document is applicable.

Ex. 9 - 2

EXHIBIT 10

FORM OF BAILEE LETTER

[Date]

[BAILEE NAME]

[ADDRESS]

[ADDRESS]

Attn:

Email:

Purchase of Mortgage Loans from Sachem Capital Corp.

Ladies and Gentlemen:

Pursuant to the terms and conditions set forth in this letter agreement (the “Bailee Letter”), U.S. Bank National Association, as custodian (“Custodian”) under the Custodial Agreement by and among Churchill MRA Funding I LLC (“Owner”), Sachem Capital Corp., as seller (“Seller”), and Custodian, dated as of July 21, 2021, hereby delivers to [_____], as bailee (“Bailee”) for Owner, with this letter, the original executed promissory note(s) and other documentation (the “Asset Documentation”) evidencing the mortgage loans described on Schedule I attached hereto (the “Assets”). Owner has a perfected first lien security interest in the Assets under the Master Repurchase Agreement and Securities Contract, dated as of July 21, 2021 (as amended, amended and restated, supplemented or other modified from time to time, the “Repurchase Agreement”), and expressly retains and reserves all of its rights in the Assets, the Asset Documentation and all related security instruments, files, and documents (the “Asset Documents”) until [_____] (“Purchaser”) has paid (or caused to be paid) into the account set forth herein the Purchase Amount (as hereinafter defined) for the Assets in accordance with this letter.

By taking physical possession of this letter, the Asset Documentation and the other Asset Documents, Bailee hereby agrees: (i) to hold in trust, as bailee for Owner, the Asset Documentation and all Asset Documents that it receives related to the Assets, until its status as bailee is terminated as set forth herein; (ii) not to release or deliver, or authorize the release or delivery of any of the Asset Documentation or any other Asset Documents to Seller, Purchaser or any other person or take any other action with respect to the Asset Documentation or any Asset Document which release, delivery or other action could cause the security interest of Owner to become unperfected or which could otherwise jeopardize the perfected security interest of Owner in the Assets, Asset Documentation or Asset Documents; and (iii) to return the related Asset Documentation or Asset Documents immediately to Custodian as agent for Owner addressed to U.S. Bank National Association, 4527 Metropolitan Court, Suite C, Frederick, Maryland 21704, Attention: Private Certification/Maureen Bodine, Email: maureen.bodine@usbank.com, upon the occurrence of any of the following: (A) upon receipt of a written request by Owner requesting the return of the Assets and Asset Documents prior to the payment of the Purchase Amount by Purchaser; (B) not later than [thirty (30) calendar days] from the date hereof if the related sale is not consummated and Owner does not receive the Purchase Amount (unless Owner, in its sole discretion, consents to or designates a later date in writing (which may be email)); (C) in the event that Purchaser elects not to purchase some or all of the Assets as evidenced by a written notice from Purchaser to Seller and Bailee regarding such election; or (D) Owner does not receive the Purchase Amount for the Assets on the scheduled date of purchase. Any costs or expenses incurred in connection with the actions contemplated in this paragraph shall be at the sole cost and expense of Seller.

Ex. 10 - 1

Purchaser agrees to deliver, or to cause to be delivered, the Purchase Amount (as defined below) only to the account set forth below pursuant to the terms set forth below and to honor a change in such terms only upon receipt of written instruction by Owner. Please note that, should Purchaser remit the Purchase Amount to any other entity or Person, Owner will not consider the Purchase Amount to have been paid and will not release its security interests or terminate the responsibilities of Purchaser or Bailee as bailee for Owner until the Purchase Amount has been properly remitted to the account set forth herein.

Owner agrees that its security interest in the Assets shall be fully released and the responsibilities of Bailee to Owner shall terminate upon Purchaser’s irrevocable payment to Owner of an amount not less than $[____] (the “Purchase Amount”), which is the full amount of all outstanding Transactions (as defined in the Repurchase Agreement) in respect of the Assets; provided, that such amount may be revised based on Assets actually being purchased (as determined by Purchaser in its sole discretion) if agreed to in writing (which may be via email) by Owner, Purchaser and Seller designating the revised Purchase Amount and the revised list of Assets being purchased, which shall thereafter constitute the “Purchase Amount” for the purposes of this Bailee Letter and the release of security interest shall only be applicable to the revised list of Assets being purchased. All payments by Purchaser shall be remitted via federal funds pursuant to the following wire transfer instructions:

[__]

Each of Purchaser and Bailee understands and agrees that Assets, Asset Documentation, Asset Documents and all other documents delivered to Bailee pursuant to this letter shall be returned to Custodian no later than [thirty (30) calendar days] from the date hereof if the related sale is not consummated and Owner does not receive the Purchase Amount (unless Owner, in its sole discretion, consents to or designates a later date in writing (which may be email)).

Upon receipt of the Purchase Amount as contemplated in this Bailee Letter, (1) Owner shall be deemed to have relinquished and released all of its right, title and interest in the related Assets purchased by Purchaser (including any lien thereon) and (2) Owner shall, upon written request from Seller, deliver a release letter (the “Release Letter,” the form of which is attached hereto as Exhibit A) to Seller, Custodian, Bailee and Purchaser in electronic format as follows:

i.	To Seller, to the attention of [_____], [_____];

ii.	To Custodian, to the attention of Maureen Bodine, maureen.bodine@usbank.com;

iii.	To Bailee, to [BAILEE CONTACT NAME], [TITLE], [EMAIL]; and

iv.	To Purchaser, to the attention of [PURCHASER CONTACT NAME], [TITLE], [EMAIL];

Ex. 10 - 2

From and after Owner’s delivery of the Release Letter, Bailee shall hold the Assets described in the Release Letter and the Asset Documentation and the Asset Documents for the Assets described in the Release Letter as bailee and custodian for the benefit of Purchaser.

To the extent that (i) an Asset is not identified on the schedule attached to the Release Letter; or (ii) Owner has not delivered the Release Letter as set forth above, Bailee shall continue to hold the Asset Documents and/or Asset Documentation with respect to such Asset on behalf of Owner subject to the limitations set forth herein and any instructions of Owner delivered hereunder.

Bailee undertakes to perform only such duties and obligations as are specifically set forth in this Bailee Letter, it being expressly understood by the parties hereto that there are no implied duties or obligations under this Bailee Letter. Neither Bailee nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Bailee Letter other than damages which result from the gross negligence, bad faith or willful misconduct of it or them. In no event will Bailee or any of its officers, directors, employees or agents be liable for any consequential, indirect or special damages.

Purchaser agrees to indemnify and hold Owner, its officers, directors, employees and agents, harmless against any and all losses, liabilities, damages, reasonable fees (including reasonable attorneys’ fees), costs, expenses, penalties, fines, forfeitures and related costs and expenses that may be incurred by it or them, to the extent caused by the gross negligence, bad faith or willful misconduct of Purchaser in connection with this Bailee Letter.

Bailee represents and warrants to Owner that:

(a)	it shall only transport and deliver the Assets, Asset Documentation and Asset Documents pursuant to this Bailee Letter using the delivery services of FedEx Corporate Services, Incorporated or United Parcel Service, Inc.; and

(b)	it shall at all times have insurance coverage in an amount required as customary for insurance typically maintained by banks that act as custodian or bailee.

Bailee may consult with counsel of its selection and may conclusively rely on the written advice of such counsel or any opinion of counsel in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or such opinion of counsel.

Bailee makes no warranty or representation and shall have no responsibility as to the completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Assets, Asset Documentation or Asset Documents and will not be required to and will not make any representations as to the validity or value of any of the Assets, Asset Documentation or Asset Documents.

Bailee shall not be liable for any error of judgment or for any act done or step taken or omitted by it, in good faith and exercising commercially reasonable judgement, or for anything which it may do or refrain from doing in good faith and exercising commercially reasonable judgement, in connection herewith. Bailee may rely on and shall be protected in acting upon any Release Letter, direction, certificate, instrument, opinion, notice, letter, telegram or other document delivered to it by any other person or entity and which in good faith and exercising commercially reasonable judgement it believes to be genuine and which has been signed by the proper party or parties.

Ex. 10 - 3

Bailee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if Bailee believes in good faith and exercising commercially reasonable judgement that repayment of such funds (repaid in accordance with the terms of this Bailee Letter) or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

Bailee shall not be responsible for any delay or failure in performance to the extent and during the period such performance is prevented by circumstances arising without fault on Bailee’s part and beyond its reasonable control, including, without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, fire, earthquakes or other disasters (a “Force Majeure Event”). The Bailee further agrees that, to the extent practicable, it shall give notice (including a reasonable description of a Force Majeure Event) to the parties hereto within a commercially reasonable time of the Bailee having actual notice or actual knowledge of a Force Majeure Event. Upon the cessation of a Force Majeure Event, Bailee shall resume performance of its duties under this Agreement as soon as practicable.

This Bailee Letter supersedes any letter agreement or other agreement or arrangement that may exist between Bailee and Seller or Bailee and Purchaser with respect to the matters set forth in this Bailee Letter. No deviation in performance of the terms of any previous agreement between Bailee and any of the undersigned shall alter any of Bailee’s duties or responsibilities as set forth herein.

This Bailee Letter shall terminate after (a) delivery of a Release Letter to Bailee from Owner, (b) execution of a custody or bailee arrangement between Bailee and Purchaser, as of or after the date of such Release Letter, relating to all Assets, Asset Documentation or Asset Documents purchased by Purchaser, or delivery to Purchaser or its designee upon its written direction, and (c) all other Assets, Asset Documentation or Asset Documents held hereunder and not otherwise purchased by Purchaser are redelivered to Custodian on behalf of Owner.

Any Release Letter, notices, demands, instructions or other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by overnight courier service, or by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile copy or electronic mail, and shall be effective when received by the addressee. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this paragraph, notices, demands, instructions and other communications shall be given in writing to the respective parties hereto at their respective addresses (or to their respective facsimile numbers or email addresses) set forth below.

This Bailee Letter shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles (except for Section 5-1401 of the New York General Obligations Law which shall govern) and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws.

Ex. 10 - 4

The parties hereto each knowingly, voluntarily and intentionally waives to the fullest extent permitted by applicable law any right it may have to a trial by jury of any dispute arising under or relating to this Bailee Letter or the transactions contemplated hereby.

This Bailee Letter may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

In the event of any inconsistency between the provisions of this Bailee Letter and the provisions of any other instrument or document delivered by U.S. Bank National Association (on behalf of Owner) to Purchaser with this letter or in connection with the Assets, Asset Documentation or Asset Documents, including, without limitation, any “release” or similar document, the provisions of this Bailee Letter shall control.

Please confirm that the foregoing specifies the terms of this Bailee Letter by signing and returning the enclosed copy of this Bailee Letter.

U.S. BANK NATIONAL ASSOCIATION, Custodian

By:
Name:
Title:

Ex. 10 - 5

Acknowledged and agreed to by

[BAILEE NAME],

as Bailee

By:________________________________
Name:
Title:

Acknowledged and agreed to by

[PURCHASER], as Purchaser

By: ________________________________

Name: ________________________________

Title:________________________________

Acknowledged and agreed to by

SACHEM CAPITAL CORP., as Seller

By:_________________________________
Name:
Title:

Ex. 10 - 6

Schedule I to Bailee Letter

Schedule of Asset Documentation

Date: [Date]

Mortgagor Name	Loan Number

Ex. 10 - 7

EXHIBIT A

RELEASE Letter

VIA ELECTRONIC MAIL

Seller, to the attention of [_____], [_____];

Custodian, to the attention of Maureen Bodine, Maureen.bodine@usbank.com;

Bailee, to [BAILEE NAME], to the attention of [NAME], [TITLE], [EMAIL]; and

Purchaser, to the attention of [Purchaser] [Purchaser contact information]

Ladies and Gentlemen:

This Release Letter is being provided to you pursuant to that certain Bailee Letter, dated as of [ ] (the “Bailee Letter”), by and among U.S. Bank National Association (“Custodian”), Sachem Capital Corp. (“Seller”), [Purchaser], as purchaser (“Purchaser”), and [BAILEE NAME], as bailee (the “Bailee”). All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Bailee Letter.

Please be advised that we have received the Purchase Amount and any other amount payable under the Bailee Letter for the Assets identified on Schedule A attached hereto and that we have released to Purchaser all of our rights, title and interest in the Assets identified on Schedule A attached hereto. Bailee shall promptly return to Churchill MRA Funding I LLC (if and to the extent applicable) any Assets, Asset Documentation or Asset Documents currently in its possession and not identified on the attached Schedule A as an Asset purchased by Purchaser.

Seller hereby acknowledges that Bailee shall, as of and after the date hereof, hold the Assets, Asset Documentation or Asset Documents for the related Assets set forth on Schedule A attached hereto as bailee and custodian for the benefit of Purchaser.

Sincerely,

Churchill MRA Funding I LLC

By:________________________

Name:________________________________

Title:

Ex. 10 - 8

SCHEDULE A

ASSETS

Loan ID	Borrower	Property Address

Ex. 10 - 9

EXHIBIT 11

mortgage LOAN FILE

Mortgage Loan File: With respect to each Mortgage Loan, the following documents constituting a mortgage loan file:

(i)	The original Mortgage Note together with any applicable riders, endorsed in blank by original signature, with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements. In the event the original Mortgage Note has been lost, an original lost note affidavit may be in place of the Mortgage Note. In all instances, a copy of the original Mortgage Note must accompany the original lost note affidavit;

(ii)	The original recorded security instrument or the Electronic Recording thereof, together with any addenda or riders thereto, or a copy of such recorded security instrument with such evidence of recordation;

(iii)	An original assignment of the security instrument assigned in blank by original signature;

(iv)	Each original recorded intervening assignment of the security instrument or the Electronic Recording thereof as may be necessary to show a complete chain of title, or a copy of such assignment with such evidence of recordation;

(v)	The original of any loan agreement or guaranty executed in connection with the Mortgage Note, if any;

(vi)	The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any;

(vii)	The original policy of title insurance or a copy of such title insurance policy;

(viii)	The original or certified copies of each assumption agreement, modification agreement, consolidation or extension agreement, written assurance or substitution agreement, if any; and

(ix)	If the Mortgage Note or security instrument was executed pursuant to a power of attorney or other similar instrument that authorized or empowered such Person to sign, the certified copy of the power of attorney.

Ex. 11 - 1

EXHIBIT 12

FORM OF REQUEST FOR RELEASE

Date: __________, ____

The undersigned, _______________, requests the release, and acknowledges receipt from U.S. Bank National Association, acting as custodian (in such capacity, the “Custodian”) for the exclusive benefit of Churchill MRA Funding I LLC (“Purchaser”) (capitalized terms not otherwise defined herein are defined in that certain Custodial Agreement, dated as of July 21, 2021 (as amended, supplemented or otherwise modified and in effect from time to time, the “Custodial Agreement”), among Purchaser, Sachem Capital Corp. (“Seller”), and Custodian, of the following described documentation for the identified Mortgage Loan, possession of which is entrusted to Seller [or Servicer] solely for the purpose referenced below:

Mortgagor Name	Loan Number	Note Amount	Mortgage Loan Document

Reason for Requesting File (check one)

_____ 1. Mortgage Loan Paid in Full.

_____ 2. Correction of Document Deficiencies.

_____ 3. Mortgage Required for Servicing.

_____ 4. Foreclosure.

_____ 5. Other [Describe].

If item 2, 3, 4 or 5 is checked, it is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Mortgage Loans purchased from Seller by Purchaser under the Repurchase Agreement hereinabove described and in the proceeds of said Mortgage Loans have been granted to Purchaser pursuant to the Repurchase Agreement.

If item 2, 3, 4 or 5 is checked, in consideration of the aforesaid delivery by Custodian, [Seller/Servicer] hereby agrees to hold said Mortgage Loans, purchased from Seller by Purchaser pursuant to the Repurchase Agreement, in trust for Purchaser as provided under and in accordance with all provisions of the Custodial Agreement and to return said Mortgage Loans to Custodian no later than the close of business on the fifteenth (15th) Business Day following the date hereof.

Ex. 12 - 1

Please deliver the requested file to [ADDRESS], Attention: _____________, via overnight courier.

Sachem Capital Corp.,

as Seller

By: ________________________________

Name:

Title:]

[SERVICER NAME]

By: ________________________________

Name:

Title: ]

[Acknowledged and Consented to:

Churchill MRA Funding I LLC, Purchaser

By: ___________________________

Name:

Title: ]

Ex. 12 - 2

EXHIBIT 13

AUTHORIZED REPRESENTATIVES OF SERVICER

[SERVICER NAME]

Name	Title	Authorized Signature
________________________________	________________________________	________________________________
________________________________	________________________________	________________________________
________________________________	________________________________	________________________________
________________________________	________________________________	________________________________

Ex. 13 - 1

EXHIBIT 14

FORM OF MORTGAGE LOAN SCHEDULE

1.	Seller’s loan number;

2.	the street address (including unit number, city and state) or parcel number of the related Mortgaged Property;

3.	the name(s) of the Mortgagor(s);

4.	the name(s) of the guarantor(s) if applicable;

5.	the original principal balance of the Mortgage Loan and the maximum Mortgage Note;

6.	the name of Servicer of the Mortgage Loan;

7.	the name of the mortgagee;

8.	the date on which the first monthly payment was due on the related Mortgage Note;

9.	the stated maturity date of such Mortgage Note;

10.	the Mortgage Interest Rate at origination;

11.	if such Mortgage Loan is an Adjustable Rate Mortgage Loan, the applicable Gross Margin;

12.	if such Mortgage Loan is an Adjustable Rate Mortgage Loan, the applicable Index;

13.	if such Mortgage Loan is an Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note, if any; and

14.	if such Mortgage Loan contains a prepayment penalty, the term of the prepayment penalty.

Ex. 14 - 1

EXHIBIT 15

FORM OF LIMITED POWER OF ATTORNEY

The undersigned:

[Seller]/[Purchaser]

With its main corporate office located at [_______________________]

does hereby irrevocably appoint:

U.S. Bank National Association

4527 Metropolitan Court, Suite C

Frederick, Maryland 21704

Attention: Maureen Bodine

Telephone: 301-874-4528

Email: maureen.bodine@usbank.com

and any officer thereof as its true and lawful agent and attorney in fact of [Seller]/[Purchaser], to act in its place to assign, transfer, endorse and deliver to [______________]:

any endorsement of any promissory note payable to “blank”, and/or any assignment of any mortgage, deed of trust or assignment of leases and rents in favor of “blank”, securing any underlying promissory note delivered to U.S. Bank National Association pursuant to the Custodial Agreement (as hereinafter defined), together with any other documents executed in connection therewith which are held by U.S. Bank National Association pursuant to Custodial Agreement dated as of the date hereof (the “Custodial Agreement”) among Churchill MRA Funding I LLC, as Purchaser, Sachem Capital Corp., as Seller, and U.S. Bank National Association, as Custodian, in each case upon receipt of written direction from [Seller]/[Purchaser] to take such action. All actions taken by U.S. Bank National Association under this Limited Power of Attorney shall be in accordance with the terms and conditions of the Custodial Agreement.

The undersigned does hereby further grant to U.S. Bank National Association full authority to act in any manner necessary or proper to the exercise of the foregoing powers including the full power of substitution or revocation and ratify every act that U.S. Bank National Association or any officer thereof may perform in exercising those powers.

This Limited Power of Attorney is granted pursuant to the Custodial Agreement and this Limited Power of Attorney shall terminate when the Custodial Agreement terminates and all documents held by U.S. Bank National Association under the Custodial Agreement have been released in accordance with the terms and provisions of the Custodial Agreement.

[Seller]/[Purchaser] agrees to fully indemnify, defend and hold U.S. Bank National Association and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees (including any fees and expenses incurred in connection with any proceeding to enforce such indemnification obligations), that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Limited Power of Attorney or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against U.S. Bank National Association are caused by the negligence, lack of good faith or willful misconduct of U.S. Bank National Association or, in each case, any of its respective directors, officers, agents or employees. The provisions of this paragraph shall survive the resignation or removal of U.S. Bank National Association and the termination of this Limited Power of Attorney.

Executed as of the ____ day of [ ], _________.

[Signature on Following Page]

Ex. 15 - 1

[SELLER]/[PURCHASER]

By:

By: ________________________________

Name:

Title:

Ex. 15 - 2